UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-23035

                             The Gabelli Go Anywhere Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Go Anywhere Trust

Annual Report — December 31, 2019

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) total return of The Gabelli Go Anywhere Trust (the Fund) was 23.0%, compared with a total return of 31.5% for the Standard & Poor’s (S&P) 500 Index. The total return for the Fund’s publicly traded shares was 14.7%. The Fund’s NAV per share was $18.05, while the price of the publicly traded shares closed at $15.41 on the NYSE American. See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)

	1 Year	2 Year	3 Year	Since Inception (11/02/16)
Gabelli Go Anywhere Trust
NAV Total Return (b)	23.03%	(1.49)%	1.87%	2.40%
Investment Total Return (c)	14.73	(3.18)	(6.67)	(13.43)
S&P 500 Index	31.49	12.13	15.27	16.97

(a)  Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net assets value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  The total returns reflect changes in the NAV per share and are net of expenses. The since inception return is based on a NAV of $18.46 as of November 2, 2016. During the period September 2, 2016 through November 1, 2016, the Fund traded as a combination.

(c)   The total returns reflect changes in closing market value on the NYSE American. The since inception return is based on a price of $19.75 as of November 2, 2016. During the period September 2, 2016 through November 1, 2016, the Fund traded as a combination.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2019:

The Gabelli Go Anywhere Trust

U.S. Government Obligations	17.6%
Machinery	7.4%
Health Care	6.8%
Telecommunications	5.2%
Energy And Utilities	5.2%
Food And Beverage	5.0%
Diversified Industrial	5.0%
Equipment And Supplies	4.4%
Financial Services	4.4%
Consumer Products	4.1%
Computer Software And Services	3.9%
Entertainment	3.7%
Cable And Satellite	3.7%
Business Services	3.5%
Building And Construction	3.3%
Retail	2.5%
Publishing	2.1%

Agriculture	2.1%
Real Estate	2.0%
Specialty Chemicals	1.1%
Automotive: Parts And Accessories	1.1%
Media	1.0%
Electronics	1.0%
Home Furnishings	0.9%
Semiconductors	0.7%
Metals And Mining	0.7%
Aerospace	0.5%
Materials	0.4%
Hotels And Gaming	0.4%
Transportation	0.2%
Closed-End Funds	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Go Anywhere Trust

Schedule of Investments — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS — 81.8%
	Machinery — 7.4%
23,000	Astec Industries Inc.	$810,121	$966,000
100,000	CNH Industrial NV, Borsa Italiana	1,284,121	1,098,149
100,000	CNH Industrial NV, New York	1,009,313	1,100,000
40,000	Twin Disc Inc.†	744,489	440,800

		3,848,044	3,604,949

	Health Care — 6.7%
40,000	Achaogen Inc.†	9,937	400
1,500	Allergan plc	223,841	286,755
11,000	Bausch Health Cos. Inc.†	171,917	329,120
13,000	Clovis Oncology Inc.†	120,159	135,525
5,000	Covetrus Inc.†	55,158	66,000
41,500	Cutera Inc.†	1,092,759	1,486,115
6,500	Idorsia Ltd.†	66,917	201,085
500	Incyte Corp.†	36,852	43,660
7,000	IntriCon Corp.†	128,991	126,000
10,000	NeoGenomics Inc.†	138,821	292,500
10,000	Pacific Biosciences of California Inc.†	69,651	51,400
12,000	Patterson Cos. Inc.	267,380	245,760

		2,382,383	3,264,320

	Telecommunications — 5.2%
8,400	Acacia Communications Inc.†	543,355	569,604
10,000	CenturyLink Inc.	175,097	132,100
40,000	Cincinnati Bell Inc.†	218,844	418,800
7,500	Millicom International Cellular SA, SDR	366,917	359,211
3,000	Parrot SA†	10,879	8,985
56,023	Sistema PJSC FC, GDR	280,384	273,056
50,000	Sprint Corp.†	347,628	260,500
4,400	United States Cellular Corp.†	166,728	159,412
30,000	VEON Ltd., ADR	113,120	75,900
9,000	Zayo Group Holdings Inc.†	296,759	311,850

		2,519,711	2,569,418

	Energy and Utilities — 5.2%
7,000	CNX Resources Corp.†	94,747	61,950
3,000	Dominion Energy Inc.	211,169	248,460
5,000	Dril-Quip Inc.†	185,001	234,550
5,660	El Paso Electric Co.	376,463	384,257
50,000	Mueller Water Products Inc., Cl. A	613,825	599,000
8,200	National Fuel Gas Co.	438,569	381,628
18,000	The AES Corp.	200,138	358,200
6,500	UGI Corp.	306,483	293,540

		2,426,395	2,561,585

	Food and Beverage — 5.0%
2,400	Chr. Hansen Holding A/S	132,161	190,722
20,000	Cott Corp.	230,656	273,600
50,000	Davide Campari-Milano SpA	251,570	456,534
1,400	Diageo plc, ADR	148,317	235,788

Shares		Cost	Market Value

13,300	Farmer Brothers Co.†	$200,117	$200,298
1,000	Fomento Economico Mexicano SAB de CV, ADR	87,662	94,510
1,000	National Beverage Corp.†	46,260	51,020
1,000	Nestlé SA	73,910	108,266
1,100	Pernod Ricard SA	120,840	196,680
1,600	Remy Cointreau SA	135,972	196,523
4,500	The J.M. Smucker Co.	467,978	468,585

		1,895,443	2,472,526

	Diversified Industrial — 4.7%
7,000	Ampco-Pittsburgh Corp.†	34,284	21,070
17,000	EnPro Industries Inc.	1,157,148	1,136,960
7,000	Griffon Corp.	111,978	142,310
1,500	Hyster-Yale Materials Handling Inc.	86,888	88,440
12,000	Myers Industries Inc.	176,830	200,160
16,000	Textron Inc.	821,052	713,600

		2,388,180	2,302,540

	Equipment and Supplies — 4.4%
9,200	CIRCOR International Inc.†	363,715	425,408
15,000	Flowserve Corp.	617,852	746,550
26,800	Mueller Industries Inc.	757,503	850,900
1,000	Stratasys Ltd.†	18,420	20,225
3,800	The Eastern Co.	80,204	116,014

		1,837,694	2,159,097

	Financial Services — 4.4%
6,000	Citigroup Inc.	343,853	479,340
7,500	Flushing Financial Corp.	197,102	162,038
4,286	Icahn Enterprises LP	171,807	263,589
42,000	MoneyGram International Inc.†	262,041	88,200
6,312	Steel Partners Holdings LP†	107,807	76,388
10,000	The Bank of New York Mellon Corp.	443,707	503,300
1,000	The PNC Financial Services Group Inc.	89,359	159,630
4,000	Waddell & Reed Financial Inc., Cl. A	67,776	66,880
6,500	Wells Fargo & Co.	345,573	349,700

		2,029,025	2,149,065

	Consumer Products — 4.1%
10,000	Edgewell Personal Care Co.†	334,078	309,600
10,000	Energizer Holdings Inc.	420,255	502,200
35,000	Mattel Inc.†	454,266	474,250
38,000	Newell Brands Inc.	790,958	730,360

		1,999,557	2,016,410

	Computer Software and Services — 3.9%
500	Altran Technologies SA	7,995	7,942
6,000	Box Inc., Cl. A†	103,817	100,680
1,000	Business & Decision†	9,251	8,665
19,500	Diebold Nixdorf Inc.†	80,142	205,920
18,000	Digi International Inc.†	215,783	318,960
5,000	FireEye Inc.†	72,600	82,650

See accompanying notes to financial statements.

The Gabelli Go Anywhere Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Computer Software and Services (Continued)
500	Grubhub Inc.†	$17,065	$24,320
45,000	Hewlett Packard Enterprise Co.	620,333	713,700
600	LogMeIn Inc.	51,579	51,444
2,000	Rockwell Automation Inc.	366,390	405,340

		1,544,955	1,919,621

	Entertainment — 3.7%
3,000	Cherry AB, Cl. B†(a)	28,485	27,866
50,000	Grupo Televisa SAB, ADR	622,508	586,500
3,000	Liberty Media Corp.- Liberty Braves, Cl. A†	73,472	88,950
3,000	Liberty Media Corp.- Liberty Braves, Cl. C†	71,268	88,620
12,039	Reading International Inc., Cl. A†	187,598	134,716
28,800	Sirius XM Holdings Inc.	133,701	205,920
7,500	ViacomCBS Inc., Cl. A	446,136	336,525
8,347	ViacomCBS Inc., Cl. B	376,946	350,324

		1,940,114	1,819,421

	Cable and Satellite — 3.7%
10,000	Intelsat SA†	111,467	70,300
37,000	Iridium Communications Inc.†	439,604	911,680
110,000	WideOpenWest Inc.†	722,337	816,200

		1,273,408	1,798,180

	Business Services — 3.5%
12,000	Tech Data Corp.†	1,730,852	1,723,200

	Building and Construction — 3.3%
3,333	Arcosa Inc.	74,727	148,485
38,000	Armstrong Flooring Inc.†	377,715	162,260
2,000	Bouygues SA	66,937	84,980
1,000	Cramo Oyj	14,862	14,851
24,500	Herc Holdings Inc.†	858,111	1,199,030

		1,392,352	1,609,606

	Retail — 2.5%
4,000	Cars.com Inc.†	75,974	48,880
46,000	GNC Holdings Inc., Cl. A†	268,416	124,200
27,012	Hertz Global Holdings Inc.†	326,039	425,439
3,700	Ingles Markets Inc., Cl. A	79,624	175,787
28,000	Lands’ End Inc.†	348,742	470,400

		1,098,795	1,244,706

	Publishing — 2.1%
25,000	Meredith Corp.	1,018,061	811,750
15,257	The E.W. Scripps Co., Cl. A	210,835	239,687

		1,228,896	1,051,437

	Agriculture — 2.1%
18,000	Bunge Ltd.	1,072,169	1,035,900

Shares		Cost	Market Value

	Real Estate — 2.0%
13,000	Condor Hospitality Trust Inc., REIT	$144,125	$143,520
15,500	Griffin Industrial Realty Inc.	462,935	613,025
37,000	Trinity Place Holdings Inc.†	134,470	111,370
2,400	Vastned Retail Belgium NV, REIT	153,705	120,337

		895,235	988,252

	Specialty Chemicals — 1.1%
24,000	GCP Applied Technologies Inc.†	595,812	545,040
1,000	Hexion Holdings Corp., Cl. B†	15,250	12,050

		611,062	557,090

	Automotive: Parts and Accessories — 1.1%
2,500	Dana Inc.	38,744	45,500
8,000	Modine Manufacturing Co.†	91,240	61,600
7,000	Navistar International Corp.†	179,686	202,580
27,000	Uni-Select Inc.	406,685	236,826

		716,355	546,506

	Media — 1.0%
15,000	Sinclair Broadcast Group Inc., Cl. A	491,023	500,100

	Electronics — 1.0%
24,000	AVX Corp.	487,675	491,280

	Home Furnishings — 0.9%
10,003	Bassett Furniture Industries Inc.	185,058	166,850
4,400	Hunter Douglas NV	303,541	286,259

		488,599	453,109

	Semiconductors — 0.7%
2,800	Mellanox Technologies Ltd.†	329,410	328,104

	Metals and Mining — 0.6%
10,000	Freeport-McMoRan Inc.	114,554	131,200
18,000	TimkenSteel Corp.†	251,104	141,480

		365,658	272,680

	Aerospace — 0.5%
2,500	Allied Motion Technologies Inc.	83,292	121,250
10,000	Wesco Aircraft Holdings Inc.†	110,300	110,200

		193,592	231,450

	Materials — 0.4%
22,000	Canfor Corp.†	228,967	205,676

	Hotels and Gaming — 0.4%
500	Ryman Hospitality Properties Inc., REIT	41,514	43,330
1,000	Wynn Resorts Ltd.	113,442	138,870

		154,956	182,200

See accompanying notes to financial statements.

The Gabelli Go Anywhere Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Transportation — 0.2%
1,000	GATX Corp.	$42,524	$82,850

	TOTAL COMMON STOCKS	37,613,029	40,141,278

	CLOSED-END FUNDS — 0.1%
3,000	Altaba Inc., Escrow†	55,845	62,250

	RIGHTS — 0.2%
	Health Care — 0.1%
6,000	Bristol-Myers Squibb Co., CVR†	13,800	18,060
10,000	Dova Pharmaceuticals Inc., CVR†(a)	0	5,000
25,000	Innocoll, CVR†(a)	15,000	0
10,000	Ipsen SA/Clementia, CVR†(a)	13,500	13,500
3,600	Ocera Therapeutics, CVR†(a)	972	1,062

		43,272	37,622

	Metals and Mining — 0.1%
67,000	Pan American Silver Corp., CVR†	15,410	50,250

	TOTAL RIGHTS	58,682	87,872

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
1,155	Weatherford International plc, expire 11/26/23†(a)	0	0

Principal Amount

	CONVERTIBLE CORPORATE BONDS — 0.3%
	Diversified Industrial — 0.3%
$ 100,000	Chart Industries Inc., 1.000%, 11/15/24(b)	100,000	131,910

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 17.6%
$ 8,674,000	U.S. Treasury Bills, 1.505% to 1.687%††, 01/09/20 to 04/23/20	$8,648,775	$8,650,117

TOTAL INVESTMENTS — 100.0%		$46,476,331	49,073,427

Other Assets and Liabilities (Net)			48,220

PREFERRED STOCK (526,343 preferred shares outstanding)			(21,053,720)

NET ASSETS — COMMON STOCK (1,555,215 common shares outstanding)			$28,067,927

NET ASSET VALUE PER COMMON SHARE ($28,067,927 ÷ 1,555,215 shares outstanding)			$18.05

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Go Anywhere Trust

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at value (cost $46,476,331)	$49,073,427
Foreign currency, at value (cost $5,158)	5,652
Deposit at brokers	173,271
Receivable for investments sold	18,956
Dividends and interest receivable	29,119
Prepaid expenses	901

Total Assets	49,301,326

Liabilities:
Payable to custodian	3,707
Distributions payable	14,621
Payable for Fund shares redeemed	34,360
Payable for investment advisory fees	41,867
Payable for legal and audit fees	32,498
Payable for payroll expenses	19,291
Payable for shareholder communications expenses	22,949
Other accrued expenses	10,386

Total Liabilities	179,679

Preferred Shares, $0.001 par value, unlimited number of shares authorized:
Series A Cumulative, Puttable, and Callable Preferred Shares ($40 liquidation value, 526,343 shares issued and outstanding)	21,053,720

Net Assets Attributable to Common Shareholders	$28,067,927

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$25,878,070
Total distributable earnings	2,189,857

Net Assets	$28,067,927

Net Asset Value per Common Share:
($28,067,927 ÷ 1,555,215 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$18.05

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $12,897)	$586,920
Interest	178,203

Total Investment Income	765,123

Expenses:
Investment advisory fees	489,579
Shareholder communications expenses	56,331
Trustees’ fees	50,000
Legal and audit fees	45,541
Payroll expenses	45,271
Shareholder services fees	33,158
Custodian fees	12,481
Accounting fees	7,500
Interest expense	109
Miscellaneous expenses	64,348

Total Expenses	804,318

Less:
Expenses paid indirectly by broker (See Note 3)	(1,510)

Net Expenses	802,808

Net Investment Loss	(37,685)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	242,070
Net realized loss on foreign currency transactions	(3,763)

Net realized gain on investments and foreign currency transactions	238,307

Net change in unrealized appreciation/depreciation:
on investments	6,338,838
on foreign currency translations	513

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	6,339,351

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	6,577,658

Net Increase in Net Assets Resulting from Operations	6,539,973

Total Distributions to Preferred Shareholders	(1,067,999)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$5,471,974

See accompanying notes to financial statements.

The Gabelli Go Anywhere Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment loss	$(37,685)	$(71,095)
Net realized gain on investments and foreign currency transactions	238,307	1,686,765
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,339,351	(7,218,751)

Net Increase/(Decrease) in Net Assets Resulting from Operations	6,539,973	(5,603,081)

Distributions to Preferred Shareholders:
Accumulated earnings	(433,231)	(1,073,488)
Return of capital	(634,768)	—

Total Distributions to Preferred Shareholders	(1,067,999)	(1,073,488)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	5,471,974	(6,676,569)

Distributions to Common Shareholders:
Accumulated earnings	—	(454,153)
Return of capital	(1,288,291)	(834,602)

Total Distributions to Common Shareholders	(1,288,291)	(1,288,755)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	—	44,647
Net decrease from repurchase of common shares	(878,829)	—

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	(878,829)	44,647

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	3,304,854	(7,920,677)

Net Assets Attributable to Common Shareholders:
Beginning of year	24,763,073	32,683,750

End of year	$28,067,927	$24,763,073

See accompanying notes to financial statements.

The Gabelli Go Anywhere Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout the period:

	Year Ended December 31,						Period Ended December 31,
	2019		2018		2017		2016 (a)
Operating Performance:
Net asset value, beginning of period	$15.36		$20.30		$18.82		$18.96	(b)

Net investment loss	(0.03)		(0.04)		(0.02)			(0.12)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	4.10		(3.43)		2.63		0.32

Total from investment operations	4.07		(3.47)		2.61		0.20

Distributions to Preferred Shareholders: (c)
Net investment income	—		—		(0.01)		—
Net realized gain	(0.27)		(0.67)		(0.89)		—
Return of capital	(0.39)		—		(0.06)			(0.34)

Total distributions to preferred shareholders	(0.66)		(0.67)		(0.96)			(0.34)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	3.41		(4.14)		1.65			(0.14)

Distributions to Common Shareholders:
Net realized gain	—		(0.28)		—		—
Return of capital	(0.80)		(0.52)		(0.20)		—

Total distributions to common shareholders	(0.80)		(0.80)		(0.20)		—

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.08		—		—		—
Recapture of gain on sale of Fund shares by an affiliate	—		—		0.03		—
Increase in net asset value from common shares issued upon reinvestment of dividends	—		0.00	(d)	—		—

Net Asset Value Attributable to Common Shareholders, End of Period	$18.05		$15.36		$20.30		$18.82

NAV total return †	23.03%		(21.13)%		8.94%			1.95%

Market value, end of period	$15.41		$14.10		$18.04		$21.03

Investment total return ††	14.73%		(18.30)%		(13.27)%			6.48%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$49,122		$46,233		$54,154		$51,780
Net assets attributable to common shares, end of period (in 000’s)	$28,068		$24,763		$32,684		$30,310
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred distributions	(0.14)%		(0.23)%		(0.09)%		(2.02	)%(e)
Ratio of operating expenses to average net assets attributable to common shares(f)	2.91	%(g)	2.78	%(g)	2.50	%(g)	2.95	%(e)
Portfolio turnover rate	86.2%		102.3%		180.2%			101.5%
Series A Cumulative Preferred Shares:
Liquidation value, end of period (in 000’s)	$21,054		$21,470		$21,470		$21,470
Total shares outstanding (in 000’s)	526		537		537		537
Liquidation preference per share	$40.00		$40.00		$40.00		$40.00
Average market value(h)	$41.34		$42.51		$44.91		$50.97
Asset coverage per share	$93.33		$86.14		$100.89		$96.47
Asset Coverage	233%		215%		252%			241%

†

The NAV total return reflects changes in the NAV per share and is net of expenses. The inception return is based on an NAV of $18.46 as of November 2, 2016. During the period September 2, 2016 through November 1, 2016, the Fund traded as a combination. Total return for a period of less than one year is not annualized.

††

The investment total return reflects changes in closing market value on the NYSE American. Inception return is based on a price of $19.75 as of November 2, 2016. During the period September 2, 2016 through November 1, 2016, the Fund traded as a combination. Total return for a period of less than one year is not annualized.

(a)	The Fund commenced investment operations on September 2, 2016.
(b)	The beginning of period NAV reflects a $0.04 reduction for offering costs associated with the initial public offering.
(c)	Calculated based on average common shares outstanding on record dates throughout the periods.
(d)	Amount represents less than $0.005 per share.
(e)	Annualized.
(f)

Ratio of operating expenses to average net assets including liquidation value of preferred shares for the years ended December 31, 2019, 2018, 2017, and the period ended December 31, 2016 would have been 1.64%, 1.65%, 1.48%, and 1.73%, respectively.

(g)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2019, 2018, and 2017, there was no impact on the expense ratios.
(h)

The average market value of the Series A preferred shares is based on weekly prices that are above the liquidation price of a Series A preferred share and these market prices are not likely to be sustainable.

See accompanying notes to financial statements.

The Gabelli Go Anywhere Trust

Notes to Financial Statements

1. Organization. The Gabelli Go Anywhere Trust (the Fund) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 26, 2015 and registered under the Investment Company Act of 1940, as amended (the 1940 Act), whose primary objective is total return, consisting of capital appreciation and current income. Investment operations commenced on September 2, 2016.

Under normal market conditions, the Fund intends to invest primarily in a broad range of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, depositary receipts, and warrants and rights to purchase such securities and, to a lesser extent, in debt securities.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations

The Gabelli Go Anywhere Trust

Notes to Financial Statements (Continued)

received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$ 1,910,956	$ 8,665	—	$ 1,919,621
Entertainment	1,791,555	—	$27,866	1,819,421
Other Industries (a)	36,402,236	—	—	36,402,236
Total Common Stocks	40,104,747	8,665	27,866	40,141,278
Closed-End Funds	—	62,250	—	62,250
Rights (a)	18,060	50,250	19,562	87,872
Warrants (a)	—	—	0	0
Convertible Corporate Bonds (a)	—	131,910	—	131,910
U.S. Government Obligations	—	8,650,117	—	8,650,117
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$40,122,807	$8,903,192	$47,428	$49,073,427

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2019 the Fund did not have material transfers into or out of Level 3.

The Gabelli Go Anywhere Trust

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for the Fund for which significant unobservable inputs were used to determine fair value.

	Balance as of 12/31/18	Accrued discounts/ (premiums)	Realized loss†	Net change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 12/31/19	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/19†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$233,556	—	$(24,577)	$ 18,669	—	$(229,095)	$29,313	—	$27,866	$ (1,447)
Rights (a)	16,404	—	—	(10,342)	$13,500	—	—	—	19,562	(10,342)
Warrants(a)	—	—	—	—	0	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$249,960	—	$(24,577)	$ 8,327	$13,500	$(229,095)	$29,313	—	$47,428	$(11,789)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
†	Realized loss and net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

The Gabelli Go Anywhere Trust

Notes to Financial Statements (Continued)

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and

The Gabelli Go Anywhere Trust

Notes to Financial Statements (Continued)

foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclass of net operating loss, the tax treatment of currency gains and losses, and reclass of capital gain on investments in passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2019, reclassifications were made to decrease paid-in capital by $4,393 with an offsetting adjustment to total distributable earnings.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s Series A Cumulative Puttable and Callable Preferred Shares (Preferred Shares) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	—	$433,231	$284,944	$673,525
Net long term capital gains	—	—	169,209	399,963
Return of capital	$1,288,291	634,768	834,602	—

Total distributions paid	$1,288,291	$1,067,999	$1,288,755	$1,073,488

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$2,204,478
Other temporary differences*	(14,621)

Total	$2,189,857

*	Other temporary differences were due to distributions payable.

The Gabelli Go Anywhere Trust

Notes to Financial Statements (Continued)

At December 31, 2019, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and investments no longer considered passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$46,869,495	$5,296,822	$(3,092,890)	$2,203,932

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2019, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2019, the Adviser has reviewed the open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2019, the Fund paid $35,526 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expense paid through the brokerage arrangement during this period was $1,510.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2019, the Fund accrued $7,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from the Adviser or its affiliates). During the year ended December 31, 2019, the Fund accrued $45,271 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Audit

The Gabelli Go Anywhere Trust

Notes to Financial Statements (Continued)

Committee Chairman and Lead Trustee each receives an annual fee of $2,000. The Nominating Committee Chairman receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $35,166,101 and $36,341,462, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of capital shares of $0.001 par value, which the Board may classify from time to time as common shares of beneficial interest or preferred shares. On September 2, 2016, the Fund offered up to 2,000,000 combinations consisting of three Common Shares and one $40 Preferred Share. This offering was in addition to 1,713 combinations issued previously as seed capital for $166,161. Pursuant to the offering on September 2, 2016, the Fund issued 535,031 combinations receiving proceeds of $51,898,007, before deduction of offering expenses of $63,609. On November 2, 2016, the combination split and began trading separately on the NYSE American as common shares and preferred shares. The Board has authorized the Fund to repurchase its common shares in the open market when the common shares are trading at a discount from NAV of 7.5% or more (or such other percentage as the Board may determine from time to time) and to repurchase its Preferred Shares when trading at a discount to its liquidation preference. During the year ended December 31, 2019, the Fund repurchased and retired 57,437 of its common shares at an investment of $878,829 and an average discount of approximately 14.20% from its NAV. During the year ended December 31, 2018, the Fund did not repurchase any common shares in the open market.

Transactions in shares of common shares of beneficial interest were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Net increase from common shares issued upon reinvestment of distributions	—	—	2,420	$44,647
Net decrease from repurchase of common shares	(57,437)	$(878,829)	—	—

Net increase/(decrease)	(57,437)	$(878,829)	2,420	$44,647

At no later than 30 days prior to September 2, 2021, the then outstanding common shares will be subject to a tender offer at a price per common share determined by the Board and expressed as a percentage (but not less than 95%) of the NAV per common share most recently determined as of the close of business on the last business day prior to the date the Fund purchases common shares.

The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $40 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to

The Gabelli Go Anywhere Trust

Notes to Financial Statements (Continued)

common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The liquidation value of the Preferred Shares is $40 per share. The Preferred Shares had an annual dividend rate of 8.00% through June 2017 and 5.00% for the subsequent eight dividend periods ending on or prior to June 26, 2019. On July 22, 2019, the Board of Trustees approved the continuation of the annual dividend rate for the Series A Preferred Shares at 5.00%, effective for one year after the dividend period ended September 26, 2019.

On September 26, 2019, the Fund redeemed and retired 10,401 shares of Series A Preferred at their liquidation value of $40 per share. The Fund will redeem all or any part of the Preferred Shares that holders have properly submitted for redemption during the 30 day period prior to September 26, 2021 at the liquidation value plus any accumulated and unpaid dividends. During the year ended December 31, 2018, the Fund did not repurchase or redeem any shares of Series A Preferred.

At December 31, 2019, 526,343 Series A Preferred were outstanding and accrued dividends amounted to $14,621.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Significant Shareholder. As of December 31, 2019, 77.9% of the common shares and 65.5% of the Preferred Shares were beneficially owned by the Adviser or its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact of all subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Go Anywhere Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

The Gabelli Go Anywhere Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Go Anywhere Trust (the “Fund”), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets attributable to common shareholders for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from September 2, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from September 2, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 27, 2020

The Gabelli Go Anywhere Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

At its meeting on August 21, 2019, the Board of Trustees (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

The Independent Board Members also noted that they were impressed with the overall quality of the materials relating to the Board’s consideration of the Advisory Agreement.

Investment Performance. The Independent Board Members reviewed the performance of the Fund for the one year period ended June 30, 2019 against a peer group of seven other comparable funds prepared by the Adviser (the Adviser Peer Group) and against a peer group consisting of funds in the Fund’s Lipper category (the Lipper Peer Group). The Independent Board Members noted that the Fund’s performance for the one year period ranked below the median relative to both the Adviser Peer Group and the Lipper Peer Group. The Independent Board Members noted that it was important to provide the portfolio management team sufficient time to establish a performance history.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such charge and found such profitability to be reasonable. The Board also noted that a portion of the Fund’s portfolio transactions were executed by the Adviser’s affiliated broker, resulting in incremental profits to the broker.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth in the absence of additional offerings.

Sharing of Economies of Scale. The Independent Board Members noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and the Lipper Peer Group and noted that the advisory fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratios were above average and the Fund’s size was below average within the applicable peer groups. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, and good ancillary services. The Independent Board Members also concluded that the

The Gabelli Go Anywhere Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Fund has an acceptable performance record, given that it was important to provide the portfolio management team sufficient time to establish a performance history. The Independent Board Members also concluded that the Fund’s expenses were reasonable in light of the Fund’s size, and that, in part due to the Fund’s structure as a closed-end fund, economies of scale were not a significant factor in their thinking at this point. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. The Independent Board Members noted that they would need to re-evaluate the Fund’s performance in the future after the Fund has been in operation for a longer period of time. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

The Gabelli Go Anywhere Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Go Anywhere Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED Trustees[4]:

Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 77	Since 2015***	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.

Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

(2013-2018)

INDEPENDENT Trustees[5]:

Anthony S. Colavita[6,7] Trustee Age: 58	Since 2015*	18	Attorney, Anthony S. Colavita, P.C.	—

Frank J. Fahrenkopf, Jr.[7] Trustee Age: 80	Since 2016***	12

Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association

(1995-2013); Former Chairman of the Republican National Committee

(1983-1989)

				Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Michael J. Melarkey Trustee Age: 70	Since 2017**	21	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980- 2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura[6] Trustee Age: 51	Since 2015*	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

The Gabelli Go Anywhere Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Agnes Mullady President Age: 61	Since 2015

Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014
Andrea R. Mango Secretary and Vice President Age: 47	Since 2015

Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2015	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013
David I. Schachter Vice President and Ombudsman Age: 66	Since 2015	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1999-2015) of G.research, LLC
Laurissa M. Martire Vice President Age: 43	Since 2015	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2019) and other positions (2003-2019) of GAMCO Investors, Inc.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2022 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.
[7]	Mr. Colavita’s father, Anthony J. Colavita, and Mr. Fahrenkopf’s daughter, Leslie F. Foley, serve as directors of other funds in the Fund Complex.

THE GABELLI GO ANYWHERE TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2019

Cash Dividends and Distributions

	Payable Date	Record Date	Ordinary Investment Income	Long Term Capital Gains	Return of Capital (a)(b)	Total Amount Paid Per Share	Dividend Reinvestment Price
Common Shares
	03/22/19	03/15/19	—	—	$0.20000	$0.20000	$17.42620
	06/21/19	06/14/19	—	—	0.20000	0.20000	15.97010
	09/23/19	09/16/19	—	—	0.20000	0.20000	16.29280
	12/20/19	12/13/19	—	—	0.20000	0.20000	15.85180

			—	—	$0.80000	$0.80000
Series A Cumulative Preferred Shares
	03/26/19	03/19/19	$0.20290	—	$0.29710	$0.50000
	06/26/19	06/19/19	0.20290	—	0.29710	0.50000
	09/26/19	09/19/19	0.20290	—	0.29710	0.50000
	12/26/19	12/18/19	0.20290	—	0.29710	0.50000

			$0.81160	—	$1.18840	$2.00000

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2019 tax returns. Ordinary distributions are composed of net investment income and realized net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

There were no long term capital gain distributions in the year ended December 31, 2019.

    Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2019, the Fund paid to Series A Cumulative Preferred shareholders ordinary income dividends of $0.8116 per share. For 2019, 94.48% of the ordinary dividend qualified for the dividend received deduction available to corporations and 100% of the ordinary income distribution was deemed qualified dividend income. The Fund designates 100% of the ordinary income distribution as qualified short term capital gain pursuant to the American Jobs Creation Act of 2004. The percentage of U.S. Government securities held as of December 31, 2019 was 17.63% of total investments.

Historical Distribution Summary

	Investment Income (c)	Short Term Capital Gains (c)	Long Term Capital Gains	Return of Capital (a)(b)	Total Distributions	Adjustment to Cost Basis (b)
Common Shares
2019	—	—	—	$0.80000	$0.80000	$0.80000
2018	—	$0.17680	$0.10520	0.51800	0.80000	0.51800
2017	—	—	—	0.20000	0.20000	0.20000
Series A Cumulative Preferred Shares
2019	—	$0.81160	—	$1.18840	$2.00000	$1.18840
2018	—	1.25480	$0.74520	—	2.00000	—
2017	$0.13920	1.82340	0.74060	0.19680	2.90000	0.19680
2016	—	—	—	1.01333	1.01333	1.01333

(a) Non-taxable.

(b) Decrease in cost basis.

(c) Taxable as ordinary income.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a Shareholder whose shares of common stock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. (“Computershare”), which is an agent under the Plan, unless the Shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the Shareholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of The Gabelli Go Anywhere Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash may submit this request through the Internet, by telephone or in writing to:

The Gabelli Go Anywhere Trust

c/o Computershare

P.O. Box 505000

Louisville, KY 40233-5000

Telephone: (800)336-6983

Website: www.computershare.com/investor

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the Fund’s records.Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at the website or telephone number above.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE American trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE American or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives such payments approximately two business days before the 1st and 15th of the month. Funds not received at least two business days before the investment date shall be held for investment

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

(Continued)

until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least two business days before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees . Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

THE GABELLI GO ANYWHERE TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Go Anywhere Trust (the Fund) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange MKT, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI GO ANYWHERE TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Ronald S. Eaker joined GAMCO Investors, Inc. in 1987. Currently he is a Managing Director of Gabelli Fixed Income, LLC and a portfolio manager of Gabelli Funds, LLC. Mr. Eaker manages short term cash products and high grade intermediate fixed income products. Prior to joining Gabelli, Mr. Eaker was affiliated with Frank Henjes & Co. He is a graduate of Pennsylvania State University with a BS in Finance.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per common share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGOX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GO ANYWHERE TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony S. Colavita

President

Anthony S. Colavita, P.C.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Kuni Nakamura

President

Advanced Polymer, Inc.

Agnes Mullady

President

John C. Ball

Treasurer

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

David I. Schachter

Vice President & Ombudsman

Laurissa M. Martire

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GGO Q4/2019

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $24,200 for 2018 and $24,200 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $ 3,800 for 2018 and $3,800 for 2019.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $478 for 2018 and $1,176 for 2019. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $43,421 for 2018 and $ 53,598 for 2019.

(h)

The registrant’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: Anthony S. Colavita, Frank Fahrenkopf Jr., and Kuni Nakamura.

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I. Proxy	Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

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All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.        Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.         Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an

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opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits.    The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. Social	Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III. Client	Retention of Voting Rights

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If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V. Voting	Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

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Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI. Voting	Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

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●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications
●	Nominating committee in place
●	Number of outside directors on the board
●	Attendance at meetings
●	Overall performance

Selection of Auditors

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In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

●	Amount of stock currently authorized but not yet issued or reserved for stock option plans

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●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

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In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation
●	Management history of responsiveness to shareholders
●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.
●	Kind of stock to be awarded, to whom, when and how much.
●	Method of payment.
●	Amount of stock already authorized but not yet issued under existing stock plans.
●	The successful steps taken by management to maximize shareholder value.

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Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Ronald S. Eaker joined GAMCO Investors, Inc. in 1987. Currently he is a Managing Director of Gabelli Fixed Income, Inc. In addition, he currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Eaker manages short term cash products and high grade intermediate fixed income products. Prior to joining Gabelli, Mr. Eaker was affiliated with Frank Henjes & Co. He is a graduate of Pennsylvania State University with a B.S. in Finance.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2019. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli, CFA	Registered Investment Companies:	24	$19.7 billion	5	$ 5.6 billion
	Other Pooled Investment Vehicles:	11	$ 1.1 billion	8	$ 904.3 million
	Other Accounts:	985	$ 8.1 billion	1	$ 238.5 million

2. Robert D. Leininger, CFA	Registered Investment Companies:	3	$ 4.7 billion	2	$ 4.6 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	179	$ 316.4 million	0	$0

3. Ronald S. Eaker	Registered Investment Companies:	1	$ 2.8 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	5	$ 0.5 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the portfolio managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Four closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Ronald S. Eaker, Robert D. Leininger, each owned over $1,000,000, $50,001-$100,000, and $1-$10,000, respectively, of shares of the Trust as of December 31, 2019.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 1,612,652 Preferred Series A – 536,744

Month #1 07/01/2019 through 07/31/2019
	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 1,612,652 Preferred Series A – 536,744

Month #2 08/01/2019 through 08/31/2019
	Common – 25 Preferred Series A – N/A	Common – $14.55 Preferred Series A – N/A	Common – 25 Preferred Series A – N/A	Common – 1,612,652 - 25 = 1,612,627 Preferred Series A – 526,343

Month #3 09/01/2019 through 09/30/2019

	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 1,612,627 Preferred Series A – 526,343
Month #4 10/01/2019 through 10/31/2019
	Common – 100 Preferred Series A – N/A	Common – $15.55 Preferred Series A – N/A	Common – 100 Preferred Series A – N/A	Common – 1,612,627 - 100 = 1,612,527 Preferred Series A – 526,343
Month #5 11/01/2019 through 11/30/2019
	Common – 57,312 Preferred Series A – N/A	Common – $15.39 Preferred Series A – N/A	Common –57,312 Preferred Series A – N/A	Common – 1,612,527 - 57,312 = 1,555,215 Preferred Series A – 526,343
Month #6 12/01/2019 through 12/31/2019
Total	Common – 57,437 Preferred Series A – N/A	Common – $15.35 Preferred Series A – N/A	Common – 57,437 Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Go Anywhere Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, President and Principal Executive Officer

Date	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, President and Principal Executive Officer

Date	March 6, 2020

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 6, 2020

* Print the name and title of each signing officer under his or her signature.